SEGMENT REPORTING	3 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 9 – SEGMENT REPORTING

The services segment derives revenues from customers by providing access to its advertising technology applications, or by providing advertising technology campaign management services utilizing the Company’s technology applications. The accounting policies of the services segment are the same as those described in the summary of significant policies herein. The Chief Operating Decision Maker (CODM), which is the Company’s CEO, Dean Julia, assesses performance for the services segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as consolidated net income or loss. The measure of segment assets is reported on the balance sheet as total consolidated assets.

The CODM uses results of operations to evaluate income generated from segment assets (return on assets) in deciding whether to reinvest into the services segment or into other parts of the entity. The technology used in the customer arrangements is based on a single software platform utilized by customers or the Company in a similar manner.

The following table presents information about the Company’s services segment, including revenues, segment profit or loss before income taxes, and significant segment expenses for the quarters ended March 31, 2025 and 2024:

	2025	2024
Revenues	$12,613	$263,282

Less: cost of revenues	31,468	211,269

Gross profit (loss)	(18,855)	52,013

Less: other expenses
Professional fees	1,158,932	272,065
Salaries	467,145	294,583
Technology	185,450	239,946
Amortization	180,116	100,575
Interest expense	150,542	57,087
Other segment items	76,643	94,248
Insurance	55,061	39,583
Licenses and permits	3,013	23,862
Stock-based compensation	230	234
Commissions	–	31,414
Segment net loss and consolidated net loss before income taxes	$(2,295,987)	$(1,101,584)